Kemper Asian Growth Fund
                            Kemper Global Income Fund
                            Kemper International Fund
                Supplement to Statement of Additional Information
                               Dated March 1, 2000


The above-listed Funds' non-fundamental investment restrictions have been amended by a vote of the Board of Trustees for each Fund. The following amended and restated non-fundamental policies restate in their entirety the non-fundamental restrictions for each Fund in the section entitled "Investment Restrictions" in the currently effective Statement of Additional Information. In addition, any reference to these policies elsewhere in the Statement of Additional Information is hereby amended.

As a matter of non-fundamental policy, each Fund will not:

o Borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes; and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

o   For Kemper Asian Growth Fund and Kemper International Fund only:

           enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

o Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

o Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

o Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

o Purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

o For Kemper International Fund, lend portfolio securities in an amount greater than 5% of its total assets.

o For Kemper Asian Growth Fund and Kemper Global Income Fund, lend portfolio securities in an amount greater than one third of its total assets.

o   Invest more than 15% of net assets in illiquid securities.



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